UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report: October 6, 2015

Real Industry, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400 Sherman Oaks, California 91403
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Real Industry, Inc. (the “Company”) is filing this Current Report on Form 8-K to retrospectively reclassify the presentation of its consolidated financial statements that were initially filed with the Securities and Exchange Commission (“SEC”) on March 16, 2015 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 (the “Annual Report”) to reflect North American Breaker Co., LLC (“NABCO”), historically reported as its Industrial Supply segment, as a discontinued operation, held for sale as of December 31, 2014.

NABCO was sold in January 2015 and its assets and liabilities and results of operations have been reflected in discontinued operations in all periodic financial reports filed with the SEC since the Annual Report. The SEC requires a registrant to include or incorporate by reference in a registration statement filed with the SEC under the Securities Act of 1933, as amended (the “Securities Act”), the retrospective reclassification of previously issued financial statements to reflect the subsequent reclassification of operations to discontinued operations. Accordingly, the Company is revising and including in this Current Report on Form 8-K the following portions of the Annual Report: Selected Financial Data (Item 6), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7) and Financial Statements and Supplementary Data (Item 8). This will allow any future registration statement filed by the Company to be in compliance with the SEC’s reporting requirements.

In addition, the Company has included in this Form 8-K Management’s Report on Internal Control Over Financial Reporting, which is unchanged from the Annual Report, the Report of Independent Registered Public Accounting Firm on Internal Control Over Financial Reporting, which reflects the dual dating of the Report of Independent Registered Public Accounting Firm on the Consolidated Financial Statements included with the Financial Statements and Supplementary Data.

In order to preserve the nature and character of the disclosures set forth in such items as originally filed in the Annual Report, no attempt has been made in this Current Report, and it should not be read, to modify or update disclosures as presented in the Annual Report to reflect events or occurrences after the date of the filing of the Annual Report, except for matters relating specifically to the retrospectively reclassification of the presentation described above. Therefore, this Current Report on Form 8-K should be read in conjunction with the Annual Report and the Company’s filings made with the SEC subsequent to the filing of the Annual Report, including the quarterly reports on Form 10-Q for the quarterly periods ended March 31, 2015 and June 30, 2015.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
23.1	Consent of Squar Milner LLP.
99.1	Item 6. Selected Financial Data.
99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Item 8. Financial Statements and Supplementary Data.
99.4	Management’s Report on Internal Control Over Financial Reporting.
99.5	Report of Independent Registered Public Accounting Firm on Internal Control Over Financial Reporting.
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REAL INDUSTRY, INC.

Date: October 6, 2015	By:	/s/ Kyle Ross
	Name:	Kyle Ross
	Title:	Executive Vice President, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of Squar Milner LLP.
99.1	Item 6. Selected Financial Data.
99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Item 8. Financial Statements and Supplementary Data.
99.4	Management’s Report on Internal Control Over Financial Reporting.
99.5	Report of Independent Registered Public Accounting Firm on Internal Control Over Financial Reporting.
101.INS	XBRL Instance Document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.